UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 18, 2008

Date of Report (Date of earliest event reported)

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-10962	95-3797580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA	92008-7328
(Address of principal executive offices)	(Zip Code)

(760) 931-1771

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below) :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2008, and effective as of the same date, the Board of Directors of Callaway Golf Company approved amendments to the Company’s Fourth Amended and Restated Bylaws (as amended, the “Bylaws”). A summary of the principal amendments to the Bylaws approved by the Board is set forth below.

Article II – Meetings of Stockholders

Section 2.2 (Annual Meeting) of the Bylaws, clause (c), has been amended to clarify that stockholders seeking to nominate directors or propose other business at a meeting must comply with the advance notice provisions set forth in Article II of the Bylaws, as applicable, while stockholders seeking to have a stockholder proposal considered for inclusion in the Company’s annual proxy statement must comply with the notice requirements applicable to stockholder proposals under the federal proxy rules.

Section 2.2(c) of the Bylaws has also been amended to describe information that must be included in a stockholder’s notice of nominations or other business. Among other things, the amendments require a stockholder that intends to propose a nomination or other business to provide information, as of the date of the notice and the record date for the meeting, about any agreement, arrangement or understanding that has the effect or intent of mitigating loss, managing risk or benefiting from changes in the share price of any class of shares of the Company, or increasing or decreasing voting power with respect to shares of the Company, including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares.

Section 2.2(d) of the Bylaws has been added to: (a) require that a stockholder, or the stockholder’s “qualified representative,” appear in person at an annual or special meeting to present a nomination or other business, (b) define what constitutes a “qualified representative” of a stockholder, and (c) give the chairman of the meeting authority to disregard the nomination or other business if the stockholder or its qualified representative does not appear at the meeting.

Section 2.3 (Special Meeting) of the Bylaws has been amended to add an advance notice provision governing special meetings of stockholders, so that stockholders must propose director nominees by the deadlines specified in that section in the event a special meeting of stockholders is called for the purpose of electing directors.

The advance notice deadlines in Section 2.2 (Annual Meeting) remain as set forth in the 2008 Proxy Statement under the caption “Shareholder Proposals.”

The foregoing summary of the amendments is qualified in its entirety by reference to the complete text of the Company’s Bylaws, as amended and restated effective November 18, 2008, and filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Fifth Amended and Restated Bylaws of Callaway Golf Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALLAWAY GOLF COMPANY

Date: November 21, 2008	By:	/s/ Bradley J. Holiday
	Name:	Bradley J. Holiday
	Title:	Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Fifth Amended and Restated Bylaws of Callaway Golf Company.

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